UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 26, 2018

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

Effective January 1, 2018, the Company adopted new accounting guidance, ASC Topic 606 ("ASC 606"), related to revenue from contracts with customers. As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the "SEC"), the Company adopted ASC 606 using the modified retrospective method, which applies the new guidance prospectively, beginning with 2018, the year of adoption. Accordingly, the adoption of ASC 606 using the modified retrospective method does not impact prior years' financial statements.
The Company also adopted an amendment to ASC Topic 715 ("ASC 715") that changes the presentation of net periodic pension cost and net periodic postretirement cost (''net periodic benefit costs"). The new guidance requires employers to report the service cost component of net periodic benefit costs in the same line item as other compensation costs in the income statement. The other components of net periodic benefit costs are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.
Since the 2017 annual and quarterly financial statements will not be restated to reflect ASC 606, the Company is providing the supplemental financial schedules attached hereto as Exhibit 99.1 and incorporated herein by reference to present 2017 financial information reflecting an estimate as if ASC 606 had been applied effective January 1, 2017, using the modified retrospective approach. This information is intended to provide investors with a basis for considering the potential directional impact the adoption of ASC 606 might have on the Company’s financial information that will be reported in 2018. The supplemental financial schedules attached also include the effect of reclassifying the components of net periodic benefit costs in the 2017 financial information to reflect the adoption of ASC 715 as amended. The information is provided only for illustrative purposes and does not constitute a restatement of the Company’s historical financial statements previously filed with the SEC, which should be considered by investors in their entirety as filed. For purposes of Section 18 of the Securities Exchange Act of 1934, this supplemental financial information is deemed furnished not filed.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

99.1	Supplemental Financial Schedules issued by Marsh & McLennan Companies, Inc. on March 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:      March 26, 2018

EXHIBIT INDEX

Exhibit No.           Exhibit

99.1	Supplemental Financial Schedules issued by Marsh & McLennan Companies, Inc. on March 26, 2018.

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